Exhibit 10.3

Execution Version

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated effective for all purposes as of April 17, 2020 (this “Amendment”), is made and entered into by and among NGP XI Mineral Holdings, LLC, a Delaware limited liability company (“NGP”), Springbok Energy Feeder Fund, LLC, a Delaware limited liability company, Springbok Energy Feeder Fund A, LLC, a Delaware limited liability company, Springbok Investments, LLC, a Delaware limited liability company, Jasmine Interests, LLC, a Texas limited liability company, KLF Red Head Oil and Gas LLC, an Oklahoma limited liability company, Fielding and Rita Claytor, each a resident of the State of Texas, Silver Spur Resources, LLC, a Texas limited liability company, Virginia Altick, a resident of the State of Texas, Springbok Class B Vehicle, LP, a Delaware limited partnership (each of the foregoing, an  “SEP Seller,” and collectively, the “SEP Sellers” and, together with NGP, collectively, the “Sellers” and each a “Seller”), Springbok Investment Management, LP, a Delaware limited partnership (“SIM”), Kimbell Royalty Partners, LP, a Delaware limited partnership (“KRP”), Kimbell Royalty Operating, LLC, a Delaware limited liability company (“Opco” and, together with KRP, “Buyer Parties”), and SEP I Holdings, LLC, a Delaware limited liability company (“SEP I Holdings”).  Sellers, SIM, Buyer Parties and SEP I Holdings may collectively be referred to herein as the “Parties” and each individually as a “Party”.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the SPA (as defined below).

RECITALS

WHEREAS,  Sellers, Buyer Parties and, for the limited purposes set forth therein, SIM, are each party to that certain Securities Purchase Agreement, dated as of January 9, 2020 (the “SPA”);

WHEREAS,  Section 10.7 of the SPA contemplates that the SPA may be amended or modified in whole or in part, and terms and conditions thereof may be waived, only by a duly authorized agreement in writing which makes reference to the SPA executed by each Party;

WHEREAS, pursuant to Section 10.12 of the SPA, each of the SEP Sellers has appointed SIM as its attorney-in-fact and authorized SIM to, among other things, execute amendments and modifications to the SPA and to direct payment of any and all amounts payable to SEP Sellers under the SPA; and

WHEREAS, the Parties desire to (i) amend and modify the SPA as set forth herein to, among other things, designate SEP I Holdings as the recipient of a portion of the Unit Consideration to be paid to the Sellers under the SPA and (ii) set forth such other agreements of the Parties as more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.         SPA Amendments and Modifications.  The SPA is hereby amended and modified as provided in this Section 1.

(a)        The SPA is hereby amended by replacing Exhibit A-1 thereto in its entirety and replacing it with Annex I to this Agreement.

(b)        Notwithstanding anything to the contrary contained in the SPA, the SPA is hereby modified, and each of Sellers, Buyer Parties and SEP I Holdings hereby acknowledges and agrees, as follows:

(i)        the portion of the Unadjusted Purchase Price allocated to each Seller at the Closing is set forth on Exhibit A-1;

(ii)       SIM, on behalf of the SEP Sellers, and NGP have directed and designated that (A) a portion of the Common Units constituting the Unit Consideration to be paid at Closing will be directed and paid to SEP I Holdings on behalf of the Sellers (other than SSR) (the “SEP I Holdings Closing Unit Consideration”), (B) a portion of the Common Units constituting the Indemnity Units will be held in the name of SEP I Holdings on behalf of the Sellers (other than SSR) (together with the SEP I Holdings Closing Unit Consideration, the “SEP I Holdings Unit Consideration”), and (C) the remainder of the Common Units constituting the Unit Consideration to be paid at Closing will be paid to, and the remainder of the Common Units constituting the Indemnity Units will be held in the name of, SSR, in each case, as provided in the Joint Instruction Letter delivered to the Transfer Agent prior to or at Closing;

(iii)      notwithstanding the foregoing, the Indemnity Units shall be deemed to held by the Sellers as provided on Exhibit A-1 for purposes of determining the Sellers’ respective indemnification obligations under the SPA; and

(iv)      from and after Closing, all references in the SPA to the delivery by the Sellers and Buyer Parties to the Transfer Agent of any notices, directions and instructions, as applicable, shall hereafter be deemed references to the delivery by SEP I Holdings and SSR, as applicable, and Buyer Parties to the Transfer Agent of any such notices, directions and instructions, as applicable, and Sellers shall cause SEP I Holdings and SSR, as applicable, to make any such delivery, as applicable.

The terms and provisions of the SPA, including Sections 2.2 and 2.6 and Article 9, shall be construed and applied in accordance with the foregoing.

2.         Representations and Warranties.  SEP I Holdings hereby represents and warrants to Buyer Parties the following:

(a)        Organization.  SEP I Holdings is a limited liability company duly formed, validly existing and in good standing under the Laws of the jurisdiction of its organization, formation or residence, as applicable, and has the requisite organizational power and authority to own, lease and otherwise hold its assets and to conduct its business as it is now being conducted.

(b)        Authorization; Enforceability.  SEP I Holdings has full capacity, power and authority to execute and deliver this Amendment and the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance of this Amendment and the other Transaction Documents to which it is a party, the performance of the transactions contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized on the part of SEP I Holdings, and no other proceeding on the part of SEP I Holdings is necessary to authorize this Amendment and the other Transaction Documents to which such it is a party or the performance of the transactions contemplated hereby or thereby.  This Amendment has been duly and validly executed and delivered by SEP I Holdings, and this Amendment constitutes a valid and binding obligation of SEP I Holdings, enforceable against SEP I Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.  Each other Transaction Document to which SEP I Holdings is a party has been or shall be duly and validly executed and delivered by SEP I Holdings, and each such other Transaction Document constitutes or shall constitute a valid and binding obligation of SEP I Holdings, enforceable against SEP I Holdings in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(c)        Securities Law Compliance.

(i)        SEP I Holdings is an accredited investor as defined in Regulation D under the Securities Act.  SEP I Holdings (A) is acquiring the Common Units for its own account and not with a view to distribution, (B) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Common Units and is able financially to bear the risks thereof and (C) understands that the Common Units will, upon issuance, be characterized as “restricted securities” under state and federal securities Laws and that under such Laws and applicable regulations the Common Units may be resold without registration under such Laws only in certain limited circumstances.

(ii)       SEP I Holdings has experience in analyzing and investing in companies similar to each Buyer Party and is capable of evaluating the merits and risks of its investment in Common Units and has the capacity to protect its own interests;

(iii)      To the extent necessary, SEP I Holdings has retained and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of the acquisition of Common Units and the other transactions contemplated by this Amendment; and

(iv)      SEP I Holdings has had an opportunity to discuss Buyer Parties’ business, management and financial affairs with the members of Buyer Parties’ management and has had an opportunity to ask questions of the officers and other representatives of Buyer Parties, which questions were answered to its satisfaction.

3.         Additional Covenants of SEP I Holdings.  SEP I Holdings hereby acknowledges and agrees that (a) after giving effect to this Amendment, at the Closing, it will receive the SEP I Holdings Unit Consideration on behalf of the Sellers (other than SSR), and (b) in connection therewith, SEP I Holdings shall be subject to Sections 6.7, 6.8, 6.11, 6.12 and 6.17 of the SPA, as amended by this Amendment, as if SEP I Holdings were originally a party to the SPA, which Sections are incorporated herein by reference and made part of this Amendment and shall apply with respect to SEP I Holdings mutatis mutandis.

4.         Indemnification.  From and after the Closing Date, each of the Sellers and SIM shall indemnify, defend and hold harmless the Buyer Indemnified Parties from, against and in respect of any and all Losses suffered or incurred by any of the Buyer Indemnified Parties or to which any of the Buyer Indemnified Parties may otherwise become subject to the extent arising out of or resulting from a Claim by a Seller or its Affiliates related to (i) the direction of the Unit Consideration to SEP I Holdings pursuant to this Amendment or (ii) the modification to the allocation of the Unadjusted Purchase Price as among the Sellers as provided in this Amendment.

5.         Miscellaneous.

(a)       Each reference in the SPA to the SPA shall mean the SPA as amended by this Amendment.  The SPA, as amended hereby, is in all respects ratified, approved and confirmed and remains in full force and effect.

(b)       The provisions of Section 1.2 and Article 10 of the SPA are incorporated herein and made a part of this Amendment, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first written above.

BUYER PARTIES:

KIMBELL ROYALTY PARTNERS, LP

By: Kimbell Royalty GP, LLC
Its: General Partner

By:	/s/ R. Davis Ravnaas
Name: R. Davis Ravnaas
Title: President and Chief Financial Officer

KIMBELL ROYALTY OPERATING, LLC

By:	/s/ R. Davis Ravnaas
Name: R. Davis Ravnaas
Title: President and Chief Financial Officer

[Signature Page to Amendment to Securities Purchase Agreement – SEP I]

SELLERS:

NGP XI MINERAL HOLDINGS, LLC

By:	/s/ Christopher G. Carter
Name: Christopher G. Carter
Title: Authorized Person

[Signature Page to Amendment to Securities Purchase Agreement – SEP I]

SPRINGBOK ENERGY FEEDER FUND, LLC, SPRINGBOK ENERGY FEEDER FUND A, LLC, SPRINGBOK INVESTMENTS, LLC, JASMINE INTERESTS, LLC, KLF RED HEAD OIL AND GAS LLC, FIELD AND RITA CLAYTOR, SILVER SPUR RESOURCES, LLC, VIRGINIA ALTICK, AND SPRINGBOK CLASS B VEHICLE, LP

BY: SPRINGBOK INVESTMENT
MANAGEMENT, LP, as attorney-in-fact for all of the abovementioned SEP Sellers, pursuant to the powers of attorney granted to SIM by the SPA.

By: Springbok Management GP Corp.,
its General Partner

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Authorized Officer

[Signature Page to Amendment to Securities Purchase Agreement – SEP I]

SIM:

SPRINGBOK INVESTMENT
MANAGEMENT, LP

By: Springbok Management GP Corp.,
its General Partner

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Authorized Officer

[Signature Page to Amendment to Securities Purchase Agreement – SEP I]

SEP I HOLDINGS:

SEP I HOLDINGS, LLC

By:	/s/ Ryan Watts
Name: Ryan Watts
Title: Authorized Officer

[Signature Page to Amendment to Securities Purchase Agreement – SEP I]